Nationwide Mutual Funds

Nationwide Bond Index Fund

Supplement to the
497(e) Filing of June 18, 2010

On June 18, 2010, a supplement with regard to the Nationwide Bond Index Fund was erroneously filed.  This supplement is to indicate that the June 18, 2010 filing (SEC Accession No. 0001137439-10-000076) solely with regard to the Nationwide Bond Index Fund should be disregarded.  All remaining portions of the June 18, 2010 filing are correct.